SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 30, 2014 (June 24, 2014)

Southwest Iowa Renewable Energy, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa		51503
(Address of Principal Executive Offices)		(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 1.01.  Entry into a Material Definitive Agreement

Credit Agreement

Effective June 24, 2014, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with Farm Credit Services of America, FLCA (“FCSA”) and CoBank, ACB, as cash management provider and agent (“CoBank”).  The Credit Agreement provides the Company with a term loan in the amount of up to $30,000,000 (the “Term Loan”) and a revolving term loan in the amount of up to $36,000,000 (the “Revolving Term Loan,” together with the Term Loan, the “FCSA Credit Facility”).  The FCSA Credit Facility is secured by a security interest on all of the Company’s assets.  The FCSA Credit Facility retires the Amended and Restated Credit Agreement, as amended, and originally dated as of March 31, 2010 by and between AgStar Financial Services, PCA and certain other banks named therein and the Company.  Additionally, the Company paid a total of $26,800,000 to its subordinated lenders, Bunge North America, Inc. (“Bunge”) and ICM Investments, LLC (“ICM”) with a remaining subordinated note owed to Bunge and ICM in the amount of $26,200,000 as described further below.

The Term Loan provides for payments by the Company to FCSA of quarterly installments of $1,500,000 each, beginning on December 20, 2014 with a maturity date of September 20, 2019.  The Revolving Term Loan has a maturity date of June 1, 2023 and requires reductions in principal availability in increments of $6,000,000 each June 1 commencing on June 1, 2020.  Under the FCSA Credit Facility, the Company has the right to select from the several interest rate options (as further defined under the FCSA Credit Facility) with respect to each of the Term Loan and the Revolving Term Loan: (a) upon the selection of a LIBOR Option, the LIBOR Rate with a LIBOR Rate Spread of 3.35% per annum (the “LIBOR Rate Spread”) with such LIBOR Rate to remain fixed for the Interest Period selected by the Company therefor, or (b) upon the selection of a LIBOR Index Option, the LIBOR Index Rate with a LIBOR Index Spread of 3.35% per annum (the “LIBOR Index Spread”) or (c) upon the selection of a Quoted Rate Option (the a fixed rate per annum quoted to the Company by Agent to be applicable for a period determined by CoBank), the Quoted Rate with such Quoted Rate to remain fixed for such period as is confirmed to the Company by CoBank.

The Credit Agreement also contains certain representations and warranties, affirmative covenants, negative covenants and conditions that are customarily required for similar financings, including in connection with the disbursement of the loan.  The financial covenants require the Company to maintain a minimum debt service ratio of 1.50 to 1.00 measured on the last day of each fiscal year of the Company.

In connection with the Credit Agreement, CoBank, as agent under the Credit Agreement and on behalf of FCSA, Bunge, and ICM entered into a Subordination Agreement (the “Subordination Agreement”) dated as of June 24, 2014.  The Subordination Agreement provides that any indebtedness of the Company to Bunge and ICM is subordinate to the Credit Agreement.

The foregoing descriptions of the FCSA Credit Facility do not purport to be complete and are qualified in its entirety by reference to the full text of (i) the Credit Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Term Loan Note which is filed as Exhibit 10.2 to this Current Report on Form 8-K,  (iii) the Revolving Term Loan Note which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and (iv) the Subordination Agreement   which is filed as Exhibit 10.4 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Subordinated Term Loan Notes – Bunge North America, Inc. and ICM Investments, LLC

Effective June 23, 2014, the Company amended and restated its Subordinated Term Loan Note by and between the Company and Bunge (the “Bunge Term Loan Note”).  Bunge is a member of the Company.  The Bunge Term Loan Note provides for the Company with a loan in the principal amount of $19,517,136.99 and matures on July 1, 2023.  Interest under the Bunge Term Loan Note payable and due to Bunge from The Company is calculated at a rate of Six and One Quarter Percent (6-1/4%) per annum over LIBOR.  Interest under the Bunge Term Loan Note is due and payable quarterly to Bunge from the Company commencing on September 30, 2014.  The Company may prepay any or all of the outstanding principal balance on the Bunge Term Loan Note at any time with thirty (30) days prior written notice to Bunge without penalty or premium.  As under the prior Subordinated Term Loan Note by and between Bunge and the Company originally dated August 26, 2009, as amended June 17, 2010, Bunge may convert any or all of a portion of the outstanding principal and balance due to Series U Units of the Company at a price of $3,000 per unit at its option upon fifteen (15) days prior notice to the Company by Bunge.

In connection with the Bunge Term Loan Note, Bunge also entered into a Intercreditor Agreement with ICM dated effective June 23, 2014 (the “Intercreditor Agreement”) which sets forth specific rights and obligations by and between Bunge and ICM related to the Bunge Term Loan Note and the ICM Term Loan Note (as defined and described below).  The Intercreditor Agreement provides that Bunge and ICM will share any payments of principal and indebtedness paid by the Company to either ICM or Bunge in a Pro-Rata Share (defined in the Intercreditor Agreement) among one another beginning with payments of interest and then principal.  Bunge and ICM will also hold any excess payments received from the Company in trust for the ratable benefit of the other in the event that the Bunge or ICM recovers such an excess payment.

Additionally, the Company terminated its revolving line of credit with Bunge N.A. Holdings, Inc., an affiliate of Bunge (“Bunge Holdings”) pursuant to that certain Subordinated Revolving Credit Note by and between the Company and Bunge Holdings dated as of August 26, 2009.  There was no amount outstanding or due from the Company to Bunge Holdings as of June 24, 2014.

Effective June 23, 2014, the Company amended and restated its Subordinated Term Loan Note by and between the Company and ICM (the “ICM Term Loan Note”).  ICM is a member of the Company.  The ICM Term Loan Note provides for the Company with a loan in the principal amount of $6,726,757.85.  The ICM Term Loan Note matures on July 1, 2023.  Interest under the ICM Term Loan Note payable and due to ICM from The Company is calculated at a rate of Six and One Quarter Percent (6-1/4%) per annum over and above LIBOR.  Interest under the ICM Term Loan Note is due and payable quarterly to ICM from the Company commencing on September 30, 2014.  The Company may prepay any or all of the outstanding principal balance on the ICM Term Loan Note at any time with thirty (30) days prior written notice to ICM without penalty or premium.  As under the prior Subordinated Term Loan Note by and between ICM and the Company originally dated June 17, 2010, ICM may convert any or all of a portion of the outstanding principal and balance due to Series C Units of the Company at a price of $3,000 per unit at its option upon fifteen (15) days prior notice to the Company by ICM.

 In connection with the ICM Term Loan Note, ICM also entered into the Intercreditor Agreement with Bunge which sets forth specific rights and obligations by and between ICM and Bunge related to the ICM Term Loan Note and the Bunge Term Loan Note.  The Intercreditor Agreement provides that Bunge and ICM will share any payments of principal and indebtedness paid by the Company to either ICM or Bunge in a Pro-Rata Share (as defined in the Intercreditor Agreement) among one another beginning with payments of interest and then principal.  Bunge and ICM will also hold any excess payments received from the Company in trust for the ratable benefit of the other in the event that Bunge or ICM recovers such an excess payment.

The foregoing descriptions of the Bunge Term Loan Note, ICM Term Loan Note and the Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the Bunge Term Loan Note which is filed as Exhibit 10.5 to this Current Report on Form 8-K, (ii) the Intercreditor Agreement which is filed as Exhibit 10.6 to this Current Report on Form 8-K, (iii) the ICM Term Loan Note which is filed as Exhibit 10.7 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 as if fully set forth herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Credit Agreement by and between Southwest Iowa Renewable Energy, LLC, as Company, Farm Credit Services of America, FLCA, as Lender and CoBank, ACB as cash management provider and agent dated as of June 24, 2014.

10.2	Term Note by and between Southwest Iowa Renewable Energy, LLC and Farm Credit Services of America, FLCA dated as of June 24, 2014.

10.3	Revolving Term Note by and between Southwest Iowa Renewable Energy, LLC and Farm Credit Services of America, FLCA dated as of June 24, 2014.

10.4	Subordination Agreement by and between Bunge North America, Inc., ICM Investments, LLC, and CoBank, ACB dated as of June 24, 2014.

10.5	Subordinated Term Loan Note by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc. dated as of June 23, 2014.

10.6	Intercreditor Agreement by and between Bunge North America, Inc. and ICM Investments, LLC dated as of June 23, 2014.

10.7	Subordinated Term Loan Note by and between Southwest Iowa Renewable Energy, LLC and ICM Investments, LLC dated as of June 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Brian T. Cahill
Date: June 30, 2014		Brian T. Cahill
General Manager, President, and CEO

Exhibit Index

Exhibit Number	Description
10.1
Credit Agreement by and between Southwest Iowa Renewable Energy, LLC, as Company, Farm Credit Services of America, FLCA, as Lender and CoBank, ACB as cash management provider and agent dated as of June 24, 2014.

10.2	Term Note by and between Southwest Iowa Renewable Energy, LLC and Farm Credit Services of America, FLCA dated as of June 24, 2014.

10.3	Revolving Term Note by and between Southwest Iowa Renewable Energy, LLC and Farm Credit Services of America, FLCA dated as of June 24, 2014.

10.4	Subordination Agreement by and between Bunge North America, Inc., ICM Investments, LLC, and CoBank, ACB dated as of June 24, 2014.

10.5	Subordinated Term Loan Note by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc. dated as of June 23, 2014.

10.6	Intercreditor Agreement by and between Bunge North America, Inc. and ICM Investments, LLC dated as of June 23, 2014.

10.7	Subordinated Term Loan Note by and between Southwest Iowa Renewable Energy, LLC and ICM Investments, LLC dated as of June 23, 2014.